AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                           REGISTRATION NO. 333-34781
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM S-3
                         POST-EFFECTIVE AMENDMENT NO. 1
             REGISTRATION STATEMENT under THE SECURITIES ACT OF 1933

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                                                          AGWAY
              AGWAY INC.                          FINANCIAL CORPORATION
    (EXACT NAME OF REGISTRANT AS                (EXACT NAME OF REGISTRANT
      SPECIFIED IN ITS CHARTER)                AS SPECIFIED IN ITS CHARTER)
              DELAWARE                                   DELAWARE
       (STATE OF INCORPORATION)                  (STATE OF INCORPORATION)
              15-0277720                                06-1174232
  (I.R.S. EMPLOYER IDENTIFICATION NO.)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
         333 BUTTERNUT DRIVE,                   1105 NORTH MARKET STREET,
        DEWITT, NEW YORK 13214                 WILMINGTON, DELAWARE 19801
       (ADDRESS OF PRINCIPAL                     (ADDRESS OF PRINCIPAL
        EXECUTIVE OFFICES)                          EXECUTIVE OFFICES)
             315-449-6431                               302-654-8371

                              DAVID M. HAYES, Esq.
                                   AGWAY INC.
                                    BOX 4933
                            Syracuse, New York 13221
                                  315-449-6431
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

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     If the only  securities  being  registered  on the Form are  being  offered pursuant to dividend or interest reinvestment plans, please check the following box.
     ---
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
                                             ---
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement number of the earlier effective registration statement for the same offering.
                                 ---
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
                       ---
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.
                                ---
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PAGE 1 OF 4.

                         POST-EFFECTIVE AMENDMENT NO. 1


The Registrants, Agway Inc. and Agway Financial Corporation, have filed this Post-Effective Amendment No.1 to deregister the unsold portion of the following securities under this Registration Statement (#333-34781):


AGWAY INC.
Guarantee of the Debt Securities
8% Cumulative Preferred Stock, Series B
Series HM Preferred Stock
Membership Common Stock

AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and Subordinated Money Market Certificates Guaranteed, Subordinated Member and Subordinated Money Market Certificates under the Interest Reinvestment Option

On  September 21, 1998, the  Registrants   terminated   their  offering  of  the
aforementioned securities. Under this Registration Statement (#333-34781), the Companies have issued securities in the following amounts:

                         TITLE OF EACH CLASS OF SECURITY
                         -------------------------------
                                                                                                  PRINCIPAL AMOUNT OR
                                                                                                   NUMBER OF SHARES
                                                                                                  -------------------
AGWAY INC.
Guarantee of the Debt Securities                                                                         ---
8% Cumulative Preferred Stock, Series B                                                              8,054 shares
Series HM Preferred Stock                                                                              148 shares
Membership Common Stock                                                                                415 shares


AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and Subordinated Money Market Certificates                           $75,000,000.00
Guaranteed, Subordinated Member and Subordinated Money Market Certificates                           $16,946,636.80
    under the Interest Reinvestment Option


The following unsold portion of the securities registered are accordingly withdrawn from registration under this Post-Effective Amendment No. 1 and this Registration Statement will be terminated.

                         TITLE OF EACH CLASS OF SECURITY
                         -------------------------------
                                                                                                PRINCIPAL AMOUNT OR
                                                                                                 NUMBER OF SHARES
                                                                                                -------------------
AGWAY INC.
Guarantee of the Debt Securities                                                                      ---
8% Cumulative Preferred Stock, Series B                                                            1,946 shares
Series HM Preferred Stock                                                                          3,852 shares
Membership Common Stock                                                                            3,585 shares


AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and Subordinated Money Market Certificates                                 $0.00
Guaranteed, Subordinated Member and Subordinated Money Market Certificates
    under the Interest Reinvestment Option                                                         $2,193,363.20

The Registration Statement on Form S-3 filed August 31, 1998 (#333-62509) covers a new offering of:

AGWAY INC.
Guarantee of the Debt Securities
8% Cumulative Preferred Stock, Series B
Series HM Preferred Stock
Membership Common Stock


AGWAY FINANCIAL CORPORATION
Guaranteed, Subordinated Member and Subordinated Money Market Certificates Guaranteed, Subordinated Member and Subordinated Money Market Certificates
    under the Interest Reinvestment Option

The prospectus included in the August 31, 1998 Registration Statement became effective on September 21, 1998 and does not relate to the securities being withdrawn from registration hereby.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrants, Agway Inc. and Agway Financial Corporation, corporations duly organized and existing under the laws of Delaware, have duly caused this Post- Effective Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of DeWitt, and the State of New York, 13214, on the 22ND day of November 1999.

                                   AGWAY INC.


                                       By             /s/ PETER J. O'NEILL
                                                --------------------------------
                                                        PETER J. O'NEILL
                                                     SENIOR VICE PRESIDENT
                                                       FINANCE & CONTROL
                                                (PRINCIPAL FINANCIAL OFFICER AND
                                                 PRINCIPAL ACCOUNTING OFFICER)


                                   AGWAY FINANCIAL CORPORATION


                                       By              /s/ PETER J. O'NEILL
                                                 -------------------------------
                                                         PETER J. O'NEILL
                                                    VICE PRESIDENT AND DIRECTOR
                                                (PRINCIPAL FINANCIAL OFFICER AND
                                                  PRINCIPAL ACCOUNTING OFFICER)



Pursuant to Rule 478 of the Regulations under the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the Agent for Service named in this amendment to the Registration Statement.



         SIGNATURE                     TITLE                       DATE
         ---------                     -----                       ----


    /s/ DAVID M. HAYES
    --------------------
    David M. Hayes, Esq.         Agent for Service          November 22, 1999







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